SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                             FORM 8-K

                    CURRENT REPORT PURSUANT TO
                    SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 1996



                   BANK CORPORATION OF GEORGIA
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      (Exact name of registrant as specified in its charter)



   GEORGIA                   0-17851             58-1406233
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(State or other        Commission File No.    (I.R.S. Employer
jurisdiction of                                I.D. No.)
incorporation)


             4951 Forsyth Road, Macon, Georgia  31210
      -----------------------------------------------------
      (Address of principal executive offices and zip code)



                        (912) 757-2000
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       (Registrant's telephone number, including area code)



                              N/A
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     (Former name or address, if changed since last report)

     Item 5.     Other Events

     On June 5, 1996, the Registrant settled the litigation brought by a group of dissident shareholders to oppose the proposed acquisition of Effingham Bank & Trust by the Registrant. The acquisition was consummated on June 6, 1996. Additional information about the settlement and the acquisition is described in the Registrant's June 13, 1996 letter to the former shareholders of Effingham Bank & Trust attached hereto as Exhibit 99.

     Item 7.     Exhibits

     99 - Letter to former shareholders of Effingham Bank & Trust, dated
          June 14, 1996.

                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.



                                    BANK CORPORATION OF GEORGIA



Date:   June 13, 1996            By: /s/ Joseph W. Evans
                                     -----------------------
                                     Joseph W. Evans